Exhibit 10.12

REAL ESTATE PURCHASE CONTRACT — LAND
This is a legally binding contract. If you desire legal or tax advice, consult your attorney or tax advisor.

EARNEST MONEY RECEIPT

Buyer VITACOST.COM INC offers to purchase the Property described below and hereby delivers to the Brokerage, as Earnest Money, the amount of $50,000 in the form of cashiers check which, upon Acceptance of this offer by all parties (as defined in Section 23), shall be deposited in accordance with state law.

Received by:                                                                                                                                     on                                          (Date)

                                    (Signature of agent/broker acknowledge receipt of Earnest Money)

Brokerage: None                     Phone Number:

OFFER TO PURCHASE

1.	PROPERTY: 7443 South 2400 East also described as: North 27 acres within Tax ID #’s 27-037-0015 & 27-037-0018 City of Spanish Fork County of Utah state of Utah, Zip 84660 (the “Property”).

1.1	Included Items. (specify) All Out Buildings and Lease rental from Sprint Wireless Tower.

1.2	Water Rights/Water Shares. The following water rights and/or water shares are included in the Purchase Price.

☒ None Shares of Stock in the                                                       (Name of Water company)

☐ Other (specify)

2.	PURCHASE PRICE The purchase price for the Property is $1,080,000 = $40,000/acre @ 27 acres

The purchase price will be paid as follows:

$50,000	(a) Earnest Money Deposit. Under certain conditions described in this Contract THIS DEPOSIT MAY BECOME TOTALLY NON-REFUNDABLE.

$___________	(b) New Loan. Buyer agrees to apply for one or more of the following loans:

☐ CONVENTIONAL     ☐ OTHER (specify) ___________________________________

If the loan is to include any particular terms, then check below and give details:

☐ SPECIFIC LOAN TERMS _____________________________________________________________

_________________________________________________________________________________________

$___________	(c) Seller Financing. (see attached Seller Financing Addendum, if applicable)

$___________	(d) Other (specify) __________________________________________

$1,030,000	(e) Balance of Purchase Price in Cash at Settlement.

$1,080,000	PURCHASE PRICE Total of lines (a) through (e)

3. SETTLEMENT AND CLOSING. Settlement shall take place on the Settlement Deadline referenced in Section 24(c), or on a date upon which Buyer and Seller agree in writing. “Settlement” shall occur only when all of the following have been completed; (a) Buyer and Seller have signed and delivered to each other or to the escrow/closing office all documents required by this Contract, by the Lender, by written escrow instructions or by applicable law; (b) any monies required to be paid by Buyer under these documents (except for the proceeds of any new loan) have been delivered by Buyer to Seller or to the escrow/closing office in the form of collected or cleared funds; and (c) any monies required to be paid by Seller under these documents have been delivered by Seller to Buyer or to the escrow/closing office in the form of collected or cleared funds. Seller and Buyer shall each pay one-half ( 1/2) of the fee charged by the escrow/closing office for its services in the settlement/closing process. Taxes and assessments for the current year, rents, and Interest on assumed obligations shall be prorated at Settlement as set forth in this Section. Prorations set forth in this Sections shall be made as of the Settlement Deadline date referenced in Section 24(c), unless otherwise agreed to in writing by the parties. Such writing could include the settlement statement. The transaction will be considered closed when Settlement has been completed, and when all of the following have been completed: (i) the proceeds of any new loan have been delivered by the Lender to Seller or to the escrow/closing office; and (ii) the applicable Closing documents have been recorded in the office of the county recorder. The actions described in parts (i) and (ii) of the preceding sentence shall be completed within four calendar days of Settlement.

4. POSSESSION. Seller shall deliver physical possession to Buyer within: ☐ Upon Closing         ☒ Other (specify) 24 hours after recording.

5. CONFIRMATION OF AGENCY DISCLOSURE. At the signing of this contract:

☐ Seller’s Initials            ☐ Buyer’s Initials

Page 1 of 5 pages         Seller’s Initials (Illegible)         Date 1-21-06         Buyer’s Initials (Illegible)         Date 01/21/06

Listing Agent None (n/a), represents     ☒ Seller    ☐ Buyer     ☐ both Buyer and Seller as a Limited Agent;

Listing Broker for None (n/a),                                 represents    ☒ Seller     ☐ Buyer     ☐ both Buyer and Seller as a Limited Agent;

              (Company Name)

Buyer’s Agent None (n/a), represents     ☐ Seller    ☒ Buyer     ☐ both Buyer and Seller as a Limited Agent;

Buyer’s Broker for None (n/a),                                 represents     ☐ Seller    ☒ Buyer    ☐ both Buyer and Seller as a Limited Agent;

              (Company Name)

6. TITLE INSURANCE. At Settlement, Seller agrees to pay for a standard-coverage owner’s policy of title insurance insuring Buyer in the amount of the Purchase Price. Any additional title insurance coverage shall be at Buyer’s expense.

7. SELLER DISCLOSURES. No later than the Seller Disclosure Deadline referenced in Section 24(a), Seller shall provide to Buyer the following documents which are collectively referred to as the “Seller Disclosures”:

(a)	a Seller property condition disclosure for the Property, signed and dated by Seller;

(b)	a commitment for the policy of title insurance;

(c)	a copy of any leases affecting the Property not expiring prior to Closing;

(d)	written notice of any claims and/or conditions known to Seller relating to environmental problems;

(e)	evidence of any water rights and/or water shares referenced in Section 1.2 above; and

(f)	Other (specify)

8. BUYER’S RIGHT TO CANCEL BASED ON BUYER’S DUE DILIGENCE. Buyer’s obligation to purchase under this Contract (check applicable boxes)

(a)	☒ IS ☐ IS NOT conditioned upon Buyer’s approval of the content of all the Seller Disclosures referenced in Section 7;

(b)	☒ IS ☐ IS NOT conditioned upon Buyer’s approval of a physical condition Inspection of the Property;

(c)	☒ IS ☐ IS NOT conditioned upon Buyer’s approval of a survey of the Property by a licensed surveyor;

(d)	☒ IS ☐ IS NOT conditioned upon Buyer’s approval of applicable federal, state and local governmental laws, ordinances and regulations affecting the Property; and any applicable deed restrictions and/or CC&R’s (covenants, conditions and restrictions) affecting the Property;

(e)	☒ IS ☐ IS NOT conditioned upon the Property appraising for not less than the Purchase Price;

(f)	☒ IS ☐ IS NOT conditioned upon Buyer’s approval of the terms and conditions of any mortgage financing referenced in Section 2 above;

(g)	☒ IS ☐ IS NOT conditioned upon Buyer’s approval of the following tests and evaluations of the Property: (specify)

Any tests deemed necessary by the Buyer

If any of items 8(a) through 8(g) are checked in the affirmative, then Sections 8.1, 8.2, 8.3 and 8.4 apply; otherwise, they do not apply. The items checked in the affirmative above are collectively referred to as Buyer’s “Due Diligence.” Unless otherwise provided in this Contract, Buyer’s Due Diligence shall be paid for by Buyer and shall be conducted by individuals or entities of Buyer’s choice. Seller agrees to cooperate with Buyer’s Due Diligence and with a final pre-closing inspection under Section 11.

8.1 Due Diligence Deadline. No later than the Due Diligence Deadline referenced in Section 24(b) Buyer shall: (a) complete all of Buyer’s Due Diligence: and (b) determine if the results of Buyer’s Due Diligence are acceptable to Buyer.

8.2 Right to Cancel or Object. If Buyer determines that the results of Buyer’s Due Diligence are unacceptable, Buyer may, no later than the Due Diligence Deadline, either: (a) cancel this Contract by providing written notice to Seller, whereupon the Earnest Money Deposit shall be released to Buyer; or (b) provide Seller with written notice of objections.

8.3 Failure to Respond. If by the expiration of the Due Diligence Deadline, Buyer does not: (a) cancel this Contract as provided in Section 8.2; or (b) deliver a written objection to Seller regarding the Buyer’s Due Diligence. The Buyer’s Due Diligence shall be deemed approved by Buyer; and the contingencies referenced in Sections 8(a) through 8(g), including but not limited to, any financing contingency, shall be deemed waived by Buyer.

8.4 Response by Seller. If Buyer provides written objections to Seller, Buyer and Seller shall have seven calendar days after Seller’s receipt of Buyer’s objections (the “Response Period”) in which to agree in writing upon the manner of resolving Buyer’s objections. Except as provided in Section 10.2, Seller may, but shall not be required to, resolve Buyer’s objections. If Buyer and Seller have not agreed in writing upon the manner of resolving Buyer’s objections, Buyer may cancel this Contract by providing written notice to Seller no later than three calendar days after expiration of the Response Period; whereupon the Earnest Money deposit shall be released to Buyer. If this Contract is not cancelled by Buyer under this Section 8.4, Buyer’s objections shall be deemed waived by Buyer. This waiver shall not affect those items warranted in Section 10.

Page 2 of 5 pages         Seller’s Initials (Illegible)         Date 1-21-06         Buyer’s Initials (Illegible)         Date 01/21/06

9. ADDITIONAL TERMS. There    ☒ ARE    ☐ ARE NOT addenda to this Contract containing additional term. If there are, the terms of the following addenda are incorporated into this Contract:     ☒ Addenda No’s 1     ☐ Seller Financing Addendum     ☐ Other (specify) ___________________________________ _________________________________ _________________________________

10. SELLER WARRANTIES AND REPRESENTATIONS.

10.1 Condition of Title. Seller represents that Seller has fee title to the Property and will convey good and marketable title to Buyer at Closing by general warranty deed. Buyer agrees, however, to accept title to the Property subject to the following matters of records: easements, deed restrictions, CC&R’s (meaning covenants, conditions and restrictions), and rights-of-way; and subject to the contents of the Commitment for Title Insurance as agreed to by Buyer under Section 8. Buyer also agrees to take the Property subject to existing leases affecting the Property and not the expiring prior to Closing. Buyer agrees to be responsible for taxes, assessments, homeowners association dues, utilities and other services provided to the Property after closing. Seller will cause to be paid current by Closing all assessments and homeowner’s association dues.

IF ANY PORTION OF THE PROPERTY IS PRESENTLY ASSESSED AS “GREENBELT” (CHECK APPLICABLE BOX):

☒ SELLER     ☐ BUYER SHALL BE RESPONSIBLE FOR PAYMENT OF ANY ROLL-BACK TAXES ASSESSED AGAINST THE PROPERTY.

10.2 Condition of Property. Seller warrants that the Property will be in the following condition ON THE DATE SELLER DELIVERS PHYSICAL POSSESSION TO BUYER:

(a)	the Property shall be free of debris and personal property;

(b)	the Property will be in the same general condition as it was on the date of Acceptance.

11. FINAL PRE-CLOSING INSPECTION. Before Settlement, Buyer may, upon reasonable notice and at a reasonable time, conduct a final pre-closing inspection of the Property to determine only that the Property is a “as represented,” meaning that the Property has been repaired/corrected as agreed to in Section 8.4, and is in the condition warranted in Section 10.2. If the Property is not as represented, Seller will, prior to Settlement, repair/correct the Property, and place the Property in the warranted condition or with the consent of Buyer (and Lender if applicable), escrow an amount at Settlement sufficient to provide for the same. The failure to conduct a final pre-closing inspection or to claim that the Property is not as represented, shall not constitute a waiver by Buyer of the right to receive, on the date of possession, the Property as represented.

12. CHANGES DURING TRANSACTION. Seller agrees that from the date of Acceptance until the date of Closing, none of the following shall occur without the prior written consent of Buyer. (a) no changes in any existing leases shall be made; (b) no new leases shall be entered into; (c) no substantial alteration or improvements to the Property shall be made or undertaken; and (d) no further financial encumbrances affecting the Property shall be made.

13. AUTHORITY OF SIGNERS. If Buyer or Seller is a corporations, partnership, trust, estate, limited liability company or other entity, the person executing this Contract on its behalf warrants his or her authority to do so and to bind Buyer and Seller.

14. COMPLETE CONTRACT. This Contract together with addenda, any attached exhibits, and Seller Disclosures, constitutes the entire Contract between the parties and supersedes and replaces any and all prior negotiation, representation, warranties, understandings or contracts between the parties. This Contract cannot be changed except by written agreement of the parties.

15.	DISPUTE RESOLUTION. The parties agree that any dispute, arising prior to or after Closing, related to this contract

(Check applicable box.)

☐ SHALL

☒ MAY AT THE OPTION OF THE PARTIES

first be submitted to mediation. If the parties agree to mediations, the dispute shall be submitted to mediation through a mediation provider mutually agreed upon by the parties. Each party agrees to bear its own costs of mediation. If mediation fails, the other procedures and remedies available under this Contract shall apply. Nothing in this Section 15 shall prohibit any party from seeking emergency equitable relief pending mediation.

16. DEFAULT. If Buyer defaults, Seller may elect either to retain the Earnest Money Deposit as liquidated damages, or to return it and sue Buyer to specifically enforce this Contract or pursue other remedies available at law. If seller defaults, in addition to return of the Earnest Money Deposit, Buyer may elect either to accept from Seller a sum equal to the Earnest Money Deposit as liquidated damages, or may sue Seller to specifically enforce this Contract or pursue other remedies available at law. If Buyer elects to accept liquidated damages, Seller agrees to pay the liquidated damages to Buyer upon demand.

Page 3 of 5 pages         Seller’s Initials (Illegible)         Date 1-21-06         Buyer’s Initials (Illegible)         Date 01/21/06

17. ATTORNEY FEES AND COSTS. In the event of litigation or binding arbitration to enforce this Contract, the prevailing party shall be entitled to costs and reasonable attorney fees. However, attorney fees shall not be awarded for participation in mediation under Section 15.

18. NOTICES. Except as provided in Section 23, all notices required under this Contract must be: (a) In writing; (b) signed by the party giving notice; and (c) received by the other party or the other party’s agent no later than the applicable date referenced in this Contract.

19. ABROGATION. Except for the provisions of Sections 10.1, 10.2, 15 and 17 and express warranties made in this Contract, the provisions of this Contract shall not apply after Closing.

20. RISK OF LOSS. All risk of loss to the Property, including physical damage or destruction to the Property or its improvements due to any cause except ordinary wear and tear and loss caused by a taking in eminent domain, shall be borne by Seller until the transaction’s closed.

21. TIME IS OF THE ESSENCE. Time is of the essence regarding the dates set forth in this Contract. Extensions must be agreed to in writing by all parties. Unless otherwise explicity stated in this Contract: (a) performance under each Section of this Contract which references a date shall absolutely be required by 5:00 PM Mountain Time on the stated date; and (b) the term “days” shall mean calendar days and shall be counted beginning on the day following the event which triggers the timing requirement (i.e., Acceptance, etc.) Performance dates and times referenced herein shall not be binding upon title companies, lenders, appraisers and others not parties to this Contract, expect as otherwise agreed to in writing by such non-party.

22. FAX TRANSMISSION AND COUNTERPARTS. Facsimile (fax) transmission of a signed copy of this Contract, any addenda and counteroffers, and the retransmission of any signed fax shall be the same as delivery of an original. This Contract and any addenda and counteroffers may be executed in counterparts.

23. ACCEPTANCE. “Acceptance” occurs when Seller or Buyer, responding to an offer or counteroffer of the other; (a) signs the offer or counteroffer where noted to indicate acceptance; and (b) communicates to the other party or to the other party’s agent that the offer or counteroffer has been signed as required.

24.	CONTRACT DEADLINES. Buyer and Seller agree that the following deadlines shall apply to this Contract.

(a) Seller Disclosure Deadline	January 25, 2006 (Date)

(b) Due Diligence Deadline	January 25, 2006 (Date)

(c) Settlement Deadline	January 26, 2006 (Date)

25. OFFER AND TIME FOR ACCEPTANCE. Buyer offers to purchase the Property on the above terms and conditions. If Seller does not accept this offer by: 5:00  ☐ AM   ☒ PM Mountain Time on January 23, 2006 (Date) this offer shall lapse; and the Brokerage shall return the Earnest Money Deposit to Buyer.

/s/ Wayne Gorsek - CEO	01/21/06
(Buyer’s Signature)	(Offer Date)	(Buyer’s Signature)	(Offer Date)

The later of the above Offer Dates shall be referred to as the “Offer Reference Date”

Wayne Gorsek - CEO	2055 HIGH RIDGE RD BOYNTON BEACH, FL	33426	561-752-8888x222
(Buyer’s Names) (PLEASE PRINT)	(Notice Address)	(Zip Code)	(Phone)

Page 4 of 5 pages         Seller’s Initials (Illegible)         Date 1-21-06         Buyer’s Initials (Illegible)         Date 01/21/06

4

ACCEPTANCE/COUNTEROFFER/REJECTION

CHECK ONE:

☑ ACCEPTANCE OF OFFER TO PURCHASE: Seller Accepts the foregoing offer on the terms and conditions specified above.

☐ COUNTEROFFER: Seller presents for Buyer’s Acceptance the terms of Buyer’s offer subject to the exceptions or modifications as specified in the attached ADDENDUM NO.

James P. Taylor – Maple Mountain Investments. Managing Member	1-21-06	12:55 p.m.
(Seller’s Signature) (Date) (Time) (Seller’s Signature)	(Date)	(Time)

James P. Taylor	1588 E. 1620 S. Spanish Fork	84660	801-360-0778
(Sellers’ Names) (PLEASE PRINT)	(Notice Address)	(Zip Code)	(Phone)

☐ REJECTION: Seller rejects the foregoing offer.

___________________________________________________________________________________________________________

(Seller’s Signature)                    (Date)                     (Time)                    (Seller’s Signature)                    (Date)                     (Time)

© Copyright Utah Association of REALTORS® 7.8.04 All Rights Reserved                                                                      UAR FORM 19

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ADDENDUM NO. 1
TO
REAL ESTATE PURCHASE CONTRACT

THIS IS AN ☒ ADDENDUM     ☐ COUNTEROFFER to that REAL ESTATE PURCHASE CONTRACT (the “REPC”) with an Offer Reference Date of 01/21/06. Including all prior addenda and counteroffers, between VITACOST.COM INC as Buyer, and Maple Mountain Investments LLC as Seller, regarding the Property located at 7443 South 2400 East, Spanish Fork, Utah / North 27 acres within Tax ID’s 27-037-0015 & 27-037-0018. The following terms are hereby incorporated as part of the REPC:

1. The will be no water rights transferred to the Buyer from the Seller for the 27 acres purchased.

2. The purchases price will be reduced by $10,000 if Buyer closes by original settlement date of January 26, 2006.

3. Seller to purchase a Plain Language Title Policy.

4. The Seller shall have access to any utilities brought to the property by the Buyer without any additional access charges from the Buyer to the Seller. IF THE UTILITY CHARGES A FEE SELLER MUST PAY 100% OF FEE.

6. The buyer will Make the Earnest Money Cashiers Check to Fidelity Land & Title Company. It will be held in escrow by Fidelity Land and Title Company upon acceptance till Closing. Their mailing address is: 350 East Center Street Suite # 10, Provo, Utah, 84606, Mr. Charlie Stuart, Vice President and Escrow Officer – 801-375-6350.

BUYER AND SELLER: AGREE THAT THE CONTRACT DEADLINES REFERENCED IN SECTION 24 OF THE REPC (CHECK APPLICABLE BOX):    ☒  REMAIN UNCHANGED     ☐  ARE CHANGED AS FOLLOWS:

To the extent the terms of this ADDENDUM modify or conflict with any provisions of the REPC, including all prior addenda and counteroffers, these (terms) shall control. All other terms of the REPC, including all prior addenda and counteroffers, not modified by this ADDENDUM _ all remain the same. ☒  Seller     ☐  Buyer shall have until 5:00 ☐  AM     ☒ PM Mountain Time on January 23, 2006 (Date), to accept the terms of this ADDENDUM in accordance with the provisions of Section 23 of the REPC. Unless so accepted, the offer as set forth in this ADDENDUM shall lapse.

/s/ Wayne Gorsek – CEO	01/21/06 11:59 AM
☒ Buyer ☐ Seller Signature	(Date) (Time)	☐ Buyer ☐ Seller Signature	(Date) (Time)

ACCEPTANCE/COUNTEROFFER/REJECTION

CHECK ONE:

☒  ACCEPTANCE:         ☑ Seller     ☐ Buyer hereby accepts the terms of this ADDENDUM.

☐  COUNTEROFFER:     ☐ Seller     ☐ Buyer presents as a counteroffer the terms of attached ADDENDUM NO.

/s/ James P. Taylor – Maple Mountain Investments, LLC				1-21-06	12:55 p.m.
(Signature)	(Date)	(Time)	(Signature)	(Date)	(Time)

☐  REJECTION:     ☐  Seller     ☐  Buyer rejects the foregoing ADDENDUM.

(Signature)	(Date)	(Time)	(Signature)	(Date)	(Time)

THIS FORM APPROVED BY THE UTAH REAL ESTATE COMMISSION AND THE OFFICE OF THE UTAH ATTORNEY GENERAL, EFFECTIVE AUGUST 5, 2003. IT REPLACES AND SUPERSEDES ALL PREVIOUSLY APPROVED VERSIONS OF THIS FORM.

Page 1 of 1             Seller’s Initials (Illegible)             Buyer’s Initials (Illegible)                                              Addendum No. 1 to REPC